Phoenix Foreign Opportunities Fund,

a series of Phoenix Adviser Trust

Supplement dated September 28, 2007 to the Prospectus and Statement of Additional

Information (“SAI”) dated June 30, 2007,

as supplemented September 7, 2007 and September 27, 2007

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED SEPTEMBER 27, 2007 TO THE ABOVE-REFERENCED PROSPECTUS; IT ALSO SUPPLEMENTS THE SAI.

Important Notice to Investors

Phoenix Foreign Opportunities Fund

Effective September 24, 2007, the Phoenix Foreign Opportunities Fund, a series of Phoenix Adviser Trust (“Predecessor Fund”), has been reorganized into a fund named Phoenix Foreign Opportunities Fund, a series of Phoenix Opportunities Trust (“Successor Fund”). The Successor Fund’s principal investment strategies, risks, fees and expenses, and portfolio management team are the same as those of the Predecessor Fund and remain unchanged.

For information about the Phoenix Foreign Opportunities Fund, please refer to the Phoenix Opportunities Trust-International Funds Prospectus dated September 24, 2007.

Investors should retain this supplement with the Prospectus and SAI for future reference.

PXP4272/Int’lReorg(09/07)